Exhibit 99.3

Discussion and

Reconciliation of Non-

GAAP Financial Measures

September 30, 2023

(Unaudited)

Definitions
Adjusted Fixed Charge Coverage Adjusted EBITDAre divided by Fixed Charges. Adjusted Fixed Charge Coverage is a supplemental measure of liquidity and our ability to meet interest payments on our outstanding debt and pay dividends to our preferred stockholders, if applicable. Our various debt agreements contain covenants that require us to maintain ratios similar to Adjusted Fixed Charge Coverage and credit rating agencies utilize similar ratios in evaluating and determining the credit rating on certain of our debt instruments. Adjusted Fixed Charge Coverage is subject to the same limitations and qualifications as Adjusted EBITDAre and Fixed Charges.
Adjusted Funds From Operations (“AFFO”) AFFO is defined as FFO as Adjusted after excluding the impact of the following: (i) stock-based compensation amortization expense, (ii) amortization of deferred financing costs, net, (iii) straight-line rents, (iv) deferred income taxes, (v) amortization of above (below) market lease intangibles, net, and (vi) other AFFO adjustments, which include: (a) non-cash interest related to DFLs and lease incentive amortization (reduction of straight-line rents), (b) actuarial reserves for insurance claims that have been incurred but not reported, and (c) amortization of deferred revenues, excluding amounts amortized into rental income that are associated with tenant funded improvements owned/recognized by us and up-front cash payments made by tenants to reduce their contractual rents. Also, AFFO is computed after deducting recurring capital expenditures, including second generation leasing costs and second generation tenant and capital improvements, and includes adjustments to compute our share of AFFO from our unconsolidated joint ventures. More specifically, recurring capital expenditures, including second generation leasing costs and second generation tenant and capital improvements (“AFFO capital expenditures”) excludes our share from unconsolidated joint ventures (reported in “other AFFO adjustments”). Adjustments for joint ventures are calculated to reflect our pro rata share of both our consolidated and unconsolidated joint ventures. We reflect our share of AFFO for unconsolidated joint ventures by applying our actual ownership percentage for the period to the applicable reconciling items on an entity by entity basis. We reflect our share for consolidated joint ventures in which we do not own 100% of the equity by adjusting our AFFO to remove the third party ownership share of the applicable reconciling items based on actual ownership percentage for the applicable periods (reported in “other AFFO adjustments”). See FFO for further disclosure regarding our use of pro rata share information and its limitations. We believe AFFO is an alternative run-rate earnings measure that improves the understanding of our operating results among investors and makes comparisons with: (i) expected results, (ii) results of previous periods, and (iii) results among REITs more meaningful. AFFO does not represent cash generated from operating activities determined in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs as it excludes the following items which generally flow through our cash flows from operating activities: (i) adjustments for changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, (ii) transaction-related costs, (iii) litigation settlement expenses, and (iv) restructuring and severance-related charges. Furthermore, AFFO is adjusted for recurring capital expenditures, which are generally not considered when determining cash flows from operations or liquidity. Other REITs or real estate companies may use different methodologies for calculating AFFO, and accordingly, our AFFO may not be comparable to those reported by other REITs. Management believes AFFO provides a meaningful supplemental measure of our performance and is frequently used by analysts, investors, and other interested parties in the evaluation of our performance as a REIT, and by presenting AFFO, we are assisting these parties in their evaluation. AFFO is a non-GAAP supplemental financial measure and should not be considered as an alternative to net income (loss) determined in accordance with GAAP and should only be considered together with and as a supplement to our financial information prepared in accordance with GAAP.
Consolidated Debt The carrying amount of bank line of credit, commercial paper, term loans, senior unsecured notes, and mortgage debt, as reported in our consolidated financial statements.
Consolidated Gross Assets The carrying amount of total assets, excluding investments in and advances to our unconsolidated JVs, after adding back accumulated depreciation and amortization, as reported in our consolidated financial statements. Consolidated Gross Assets is a supplemental measure of our financial position, which, when used in conjunction with debt-related measures, enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Consolidated Secured Debt  Mortgage and other debt secured by real estate, as reported in our consolidated financial statements.
Continuing Care Retirement Community (“CCRC”) A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing).
Debt Investments Loans secured by a direct interest in real estate and mezzanine loans.
Direct Financing Lease (“DFL”) Lease for which future minimum lease payments are recorded as a receivable and the difference between the future minimum lease payments and the estimated residual values less the cost of the properties is recorded as unearned income. Unearned income is deferred and amortized to income over the lease terms to provide a constant yield.
EBITDAre and Adjusted EBITDAre EBITDAre, or EBITDA for Real Estate, is a supplemental performance measure defined by the National Association of Real Estate Investment Trusts (“Nareit”) and intended for real estate companies. It represents earnings before interest expense, income taxes, depreciation and amortization, gains or losses from sales of depreciable property (including gains or losses on change in control), and impairment charges (recoveries) related to depreciable property. Adjusted EBITDAre is defined as EBITDAre excluding other impairments (recoveries) and other losses (gains), transaction-related items, prepayment costs (benefits) associated with early retirement or payment of debt, restructuring and severance-related charges, litigation costs (recoveries), casualty-related charges (recoveries), stock compensation expense, and foreign currency remeasurement losses (gains), adjusted to reflect the impact of transactions that closed during the period as if the transactions were completed at the beginning of the period. EBITDAre and Adjusted EBITDAre include our pro rata share of our unconsolidated JVs presented on the same basis. We consider EBITDAre and Adjusted EBITDAre important supplemental measures to net income (loss) because they provide an additional manner in which to evaluate our operating performance and serve as additional indicators of our ability to service our debt obligations. Net income (loss) is the most directly comparable U.S. generally accepted accounting principles (“GAAP”) measure to EBITDAre and Adjusted EBITDAre.
Enterprise Debt Consolidated Debt plus our pro rata share of total debt from our unconsolidated JVs. Enterprise Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share of total debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Enterprise Gross Assets Consolidated Gross Assets plus our pro rata share of total gross assets from our unconsolidated JVs, after adding back accumulated depreciation and amortization. Enterprise Gross Assets is a supplemental measure of our financial position, which, when used

2

Definitions
in conjunction with debt-related measures, enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Enterprise Secured Debt Consolidated Secured Debt plus our pro rata share of mortgage debt from our unconsolidated JVs. Enterprise Secured Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share of Enterprise Secured Debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Entrance Fees Certain of our CCRC communities have residency agreements which require the resident to pay an upfront entrance fee prior to taking occupancy at the community. For net income, NOI, Adjusted NOI, Nareit FFO, FFO as Adjusted, and AFFO, the non-refundable portion of the entrance fee is recorded as deferred entrance fee revenue and amortized over the estimated stay of the resident based on an actuarial valuation. The refundable portion of a resident’s entrance fee is generally refundable within a certain number of months or days following contract termination or upon the sale of the unit. All refundable amounts due to residents at any time in the future are classified as liabilities.
Financial Leverage Enterprise Debt divided by Enterprise Gross Assets. Financial Leverage is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share information is calculated by applying our actual ownership percentage for the period and excludes debt funded by us to our JVs. Our pro rata share of total debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Fixed Charges Total interest expense plus capitalized interest plus preferred stock dividends (if applicable). Fixed Charges also includes our pro rata share of the interest expense plus capitalized interest plus preferred stock dividends (if applicable) of our unconsolidated JVs. Fixed Charges is a supplemental measure of our interest payments on outstanding debt and dividends to preferred stockholders for purposes of presenting Fixed Charge Coverage and Adjusted Fixed Charge Coverage. Fixed Charges is subject to limitations and qualifications, as, among other things, it does not include all contractual obligations.
Funds From Operations (“Nareit FFO”) and FFO as Adjusted FFO encompasses Nareit FFO and FFO as Adjusted, each of which is described in detail below. We believe FFO applicable to common shares, diluted FFO applicable to common shares, and diluted FFO per common share are important supplemental non-GAAP measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets utilizes straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that use historical cost accounting for depreciation could be less informative. The term FFO was designed by the REIT industry to address this issue.
Nareit FFO. FFO, as defined by the National Association of Real Estate Investment Trusts (“Nareit”), is net income (loss) applicable to common shares (computed in accordance with GAAP), excluding gains or losses from sales of depreciable property, including any current and deferred taxes directly associated with sales of depreciable property, impairments of, or related to, depreciable real estate, plus real estate and other real estate-related depreciation and amortization, and adjustments to compute our share of Nareit FFO and FFO as Adjusted (see below) from joint ventures. Adjustments for joint ventures are calculated to reflect our pro rata share of both our consolidated and unconsolidated joint ventures. We reflect our share of Nareit FFO for unconsolidated joint ventures by applying our actual ownership percentage for the period to the applicable reconciling items on an entity by entity basis. For consolidated joint ventures in which we do not own 100%, we reflect our share of the equity by adjusting our Nareit FFO to remove the third party ownership share of the applicable reconciling items based on actual ownership percentage for the applicable periods. Our pro rata share information is prepared on a basis consistent with the comparable consolidated amounts, is intended to reflect our proportionate economic interest in the operating results of properties in our portfolio and is calculated by applying our actual ownership percentage for the period. We do not control the unconsolidated joint ventures, and the pro rata presentations of reconciling items included in Nareit FFO do not represent our legal claim to such items. The joint venture members or partners are entitled to profit or loss allocations and distributions of cash flows according to the joint venture agreements, which provide for such allocations generally according to their invested capital.
The presentation of pro rata information has limitations, which include, but are not limited to, the following: (i) the amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses and (ii) other companies in our industry may calculate their pro rata interest differently, limiting the usefulness as a comparative measure. Because of these limitations, the pro rata financial information should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP financial statements, using the pro rata financial information as a supplement.
Nareit FFO does not represent cash generated from operating activities in accordance with GAAP, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income (loss). We compute Nareit FFO in accordance with the current Nareit definition; however, other REITs may report Nareit FFO differently or have a different interpretation of the current Nareit definition from ours.
FFO as Adjusted. In addition, we present Nareit FFO on an adjusted basis before the impact of non-comparable items including, but not limited to, transaction-related items, other impairments (recoveries) and other losses (gains), restructuring and severance-related charges, prepayment costs (benefits) associated with early retirement or payment of debt, litigation costs (recoveries), casualty-related charges (recoveries), deferred tax asset valuation allowances, and changes in tax legislation (“FFO as Adjusted”). These adjustments are net of tax, when applicable. Transaction-related items include transaction expenses and gains/charges incurred as a result of mergers and acquisitions and lease amendment or termination activities. Prepayment costs (benefits) associated with early retirement of debt include the write-off of unamortized deferred financing fees, or additional costs, expenses, discounts, make-whole payments, penalties or premiums incurred as a result of early retirement or payment of debt. Other impairments (recoveries) and other losses (gains) include interest income associated with early and partial repayments of loans receivable and other losses or gains associated with non-depreciable assets including goodwill, DFLs, undeveloped land parcels, and loans receivable. Management believes that FFO as Adjusted provides a meaningful supplemental measurement of our FFO run-rate and is frequently used by analysts, investors, and other interested parties in the evaluation of our performance as a REIT. At the same time

3

Definitions
that Nareit created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors, and financial analysts who review our operating performance are best served by an FFO run-rate earnings measure that includes certain other adjustments to net income (loss), in addition to adjustments made to arrive at the Nareit defined measure of FFO. FFO as Adjusted is used by management in analyzing our business and the performance of our properties and we believe it is important that stockholders, potential investors, and financial analysts understand this measure used by management. We use FFO as Adjusted to: (i) evaluate our performance in comparison with expected results and results of previous periods, relative to resource allocation decisions, (ii) evaluate the performance of our management, (iii) budget and forecast future results to assist in the allocation of resources, (iv) assess our performance as compared with similar real estate companies and the industry in general, and (v) evaluate how a specific potential investment will impact our future results. Other REITs or real estate companies may use different methodologies for calculating an adjusted FFO measure, and accordingly, our FFO as Adjusted may not be comparable to those reported by other REITs.
Investment and Portfolio Investment Represents: (i) the carrying amount of real estate assets and intangibles, after adding back accumulated depreciation and amortization and (ii) the carrying amount of DFLs and Debt Investments. Portfolio Investment also includes our pro rata share of the real estate assets and intangibles held in our unconsolidated JVs, presented on the same basis as Investment, and excludes noncontrolling interests' pro rata share of the real estate assets and intangibles held in our consolidated JVs, presented on the same basis. Investment and Portfolio Investment exclude land held for development.
Net Debt Enterprise Debt less the carrying amount of cash and cash equivalents, restricted cash, and expected net proceeds from the future settlement of shares issued through our equity forward contracts, as reported in our consolidated financial statements and our pro rata share of cash and cash equivalents and restricted cash from our unconsolidated JVs. Consolidated Debt is the most directly comparable GAAP measure to Net Debt. Net Debt is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies.
Net Debt to Adjusted EBITDAre Net Debt divided by Adjusted EBITDAre is a supplemental measure of our ability to decrease our debt. Because we may not be able to use our cash to reduce our debt on a dollar-for-dollar basis, this measure may have material limitations.
Net Operating Income (“NOI”) and Cash (Adjusted) NOI NOI and Adjusted NOI are non-U.S. generally accepted accounting principles (“GAAP”) supplemental financial measures used to evaluate the operating performance of real estate. NOI is defined as real estate revenues (inclusive of rental and related revenues, resident fees and services, income from direct financing leases, and government grant income and exclusive of interest income), less property level operating expenses; NOI excludes all other financial statement amounts included in net income (loss). Adjusted NOI is calculated as NOI after eliminating the effects of straight-line rents, DFL non-cash interest, amortization of market lease intangibles, termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee income and expense. NOI and Adjusted NOI are calculated as NOI and Adjusted NOI from consolidated properties, plus our share of NOI and Adjusted NOI from unconsolidated joint ventures (calculated by applying our actual ownership percentage for the period), less noncontrolling interests’ share of NOI and Adjusted NOI from consolidated joint ventures (calculated by applying our actual ownership percentage for the period). Management utilizes its share of NOI and Adjusted NOI in assessing its performance as we have various joint ventures that contribute to its performance. We do not control our unconsolidated joint ventures, and our share of amounts from unconsolidated joint ventures do not represent our legal claim to such items. Our share of NOI and Adjusted NOI should not be considered a substitute for, and should only be considered together with and as a supplement to, our financial information presented in accordance with GAAP.
Adjusted NOI is oftentimes referred to as “Cash NOI.” Management believes NOI and Adjusted NOI are important supplemental measures because they provide relevant and useful information by reflecting only income and operating expense items that are incurred at the property level and present them on an unlevered basis. We use NOI and Adjusted NOI to make decisions about resource allocations, to assess and compare property level performance, and to evaluate our Same-Store (“SS”) performance, as described below. We believe that net income (loss) is the most directly comparable GAAP measure to NOI and Adjusted NOI. NOI and Adjusted NOI should not be viewed as alternative measures of operating performance to net income (loss) as defined by GAAP since they do not reflect various excluded items. Further, our definitions of NOI and Adjusted NOI may not be comparable to the definitions used by other REITs or real estate companies, as they may use different methodologies for calculating NOI and Adjusted NOI.
Operating expenses generally relate to leased outpatient medical and lab buildings, as well as CCRC facilities. We generally recover all or a portion of our leased outpatient medical and lab property expenses through tenant recoveries. We present expenses as operating or general and administrative based on the underlying nature of the expense.
Portfolio Adjusted NOI Portfolio Adjusted NOI is Portfolio Cash Real Estate Revenues less Portfolio Cash Operating Expenses.
Portfolio Operating Expenses and Portfolio Cash Operating Expenses Portfolio Operating Expenses and Portfolio Cash Operating Expenses are non-GAAP supplemental measures. Portfolio Operating Expenses represent property level operating expenses (which exclude transition costs). Portfolio Operating Expenses include consolidated operating expenses plus the Company's pro rata share of operating expenses from its unconsolidated JVs less noncontrolling interests' pro rata share of operating expenses from consolidated JVs. Portfolio Cash Operating Expenses represent Portfolio Operating Expenses after eliminating the effects of straight-line rents, lease termination fees, actuarial reserves for insurance claims that have been incurred but not reported, and the impact of deferred community fee expense.
Portfolio Income Cash (Adjusted) NOI plus interest income plus our pro rata share of Cash (Adjusted) NOI from our unconsolidated JVs less noncontrolling interests' pro rata share of Cash (Adjusted) NOI from consolidated JVs. Management believes that Portfolio Income is an important supplemental measure because it provides relevant and useful information regarding our performance; specifically, it is a measure of our property level profitability of the Company inclusive of interest income. Management believes that net income (loss) is the most directly comparable GAAP measure to Portfolio Income. Portfolio Income should not be viewed as an alternative measure of operating performance to net income (loss) as defined by GAAP since it does not reflect various excluded items.
Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues Portfolio Real Estate Revenues and Portfolio Cash Real Estate Revenues are non-GAAP supplemental measures. Portfolio Real Estate Revenues include rental related revenues, resident fees and services, income from DFLs, and government grant income which is included in Other income (expense), net in our Consolidated Statement of Operations. Portfolio Real Estate Revenues include the Company's pro rata share from unconsolidated JVs presented on the same basis and exclude

4

Definitions
noncontrolling interests' pro rata share from consolidated JVs presented on the same basis. Portfolio Cash Real Estate Revenues include Portfolio Real Estate Revenues after eliminating the effects of straight-line rents, DFL non-cash interest, amortization of market lease intangibles, lease termination fees, and the impact of deferred community fee income.
Projected Stabilized Yield Projected Cash (Adjusted) NOI at Stabilization divided by the expected total development costs. Management considers Projected Stabilized Yield a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.
REVPOR The 3-month average Cash Real Estate Revenues per occupied unit for the most recent period available. REVPOR excludes newly completed assets under lease-up, assets sold, acquired or converted to a new operating structure during the relevant period, assets in redevelopment, assets that are held for sale, and assets that experienced a casualty event that significantly impacted operations. REVPOR cannot be derived from the information presented for the Other portfolio as units reflect 100% of the unit capacities for unconsolidated JVs and revenue is at the Company's pro rata share. All facility occupancy data was derived solely from information provided by operators without independent verification by us. REVPOR relates to our Other non-reportable segment. REVPOR is a metric used to evaluate the revenue-generating capacity and profit potential of our other assets independent of fluctuating occupancy rates. It is also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our other assets.
REVPOR CCRC The 3-month average Cash Real Estate Revenues per occupied unit excluding Cash NREFs for the most recent period available. REVPOR CCRC excludes newly completed assets under lease-up, assets sold, acquired or converted to a new operating structure during the relevant period, assets in redevelopment, assets that are held for sale, and assets that experienced a casualty event that significantly impacted operations. REVPOR cannot be derived from the information presented for the CCRC portfolio as units reflect 100% of the unit capacities for unconsolidated JVs and revenue is at the Company's pro rata share. All facility occupancy data was derived solely from information provided by operators without independent verification by us. REVPOR CCRC is a metric used to evaluate the revenue-generating capacity and profit potential of our CCRC assets independent of fluctuating occupancy rates. It is also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our CCRC assets.
RIDEA A structure whereby a taxable REIT subsidiary is permitted to rent a healthcare facility from its parent REIT and hire an independent contractor to operate the facility.
Same-Store (“SS”) Same-Store NOI and Cash (Adjusted) NOI information allows us to evaluate the performance of our property portfolio under a consistent population by eliminating changes in the composition of our portfolio of properties, excluding properties within the other non-reportable segments. We include properties from our consolidated portfolio, as well as properties owned by our unconsolidated joint ventures in Same-Store NOI and Adjusted NOI (see NOI definition above for further discussion regarding our use of pro-rata share information and its limitations). Same-Store NOI and Adjusted NOI exclude government grant income under the CARES Act. Same-Store Adjusted NOI also excludes amortization of deferred revenue from tenant-funded improvements and certain non-property specific operating expenses that are allocated to each operating segment on a consolidated basis. Properties are included in Same-Store once they are stabilized for the full period in both comparison periods. Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when the tenant(s) control(s) the physical use of at least 80% of the space and rental payments have commenced) or 12 months from the acquisition date. Newly completed developments and redevelopments are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Properties that experience a change in reporting structure are considered stabilized after 12 months in operations under a consistent reporting structure. A property is removed from Same-Store when it is classified as held for sale, sold, placed into redevelopment, experiences a casualty event that significantly impacts operations, a change in reporting structure or operator transition has been agreed to, or a significant tenant relocates from a Same-Store property to a non Same-Store property and that change results in a corresponding increase in revenue. We do not report Same-Store metrics for our other non-reportable segments.
Secured Debt Ratio Enterprise Secured Debt divided by Enterprise Gross Assets. Secured Debt Ratio is a supplemental measure of our financial position, which enables both management and investors to analyze our leverage and to compare our leverage to that of other companies. Our pro rata share information is calculated by applying our actual ownership percentage for the period and excludes debt funded by us to our JVs. Our pro rata share of Total Secured Debt from our unconsolidated JVs is not intended to reflect our actual liability or ability to access assets should there be a default under any or all such loans or a liquidation of the JVs.
Segments The Company’s diverse portfolio is comprised of investments in the following reportable healthcare segments: (i) lab; (ii) outpatient medical; and (iii) continuing care retirement community (“CCRC”).
Share of Consolidated Joint Ventures ("JVs") Noncontrolling interests' pro rata share information is prepared by applying noncontrolling interests' actual ownership percentage for the period and is intended to reflect noncontrolling interests' proportionate economic interest in the financial position and operating results of properties in our portfolio.
Share of Unconsolidated Joint Ventures ("JVs") Our pro rata share information is prepared by applying our actual ownership percentage for the period and is intended to reflect our proportionate economic interest in the financial position and operating results of properties in our portfolio.
Stabilized / Stabilization Newly acquired operating assets are generally considered Stabilized at the earlier of lease-up (typically when the tenant(s) control(s) the physical use of at least 80% of the space and rental payments have commenced) or 12 months from the acquisition date. Newly completed developments and redevelopments are considered Stabilized at the earlier of lease-up or 24 months from the date the property is placed in service. Properties that experience a change in reporting structure are considered Stabilized after 12 months in operations under a consistent reporting structure.

5

Reconciliations

Funds From Operations
In thousands, except per share data

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net income (loss) applicable to common shares	$64,048	$353,366	$233,497	$491,398
Real estate related depreciation and amortization	184,559	173,190	561,357	531,412
Healthpeak’s share of real estate related depreciation and amortization from unconsolidated joint ventures	6,190	8,704	18,076	19,049
Noncontrolling interests’ share of real estate related depreciation and amortization	(4,571)	(4,464)	(14,042)	(14,487)
Loss (gain) on sales of depreciable real estate, net	—	5,280	(86,463)	(11,408)
Healthpeak’s share of loss (gain) on sales of depreciable real estate, net, from unconsolidated joint ventures	—	239	—	89
Noncontrolling interests’ share of gain (loss) on sales of depreciable real estate, net	—	—	11,546	12
Loss (gain) upon change of control, net(1)	—	(311,438)	(234)	(311,438)
Taxes associated with real estate dispositions	—	197	—	31
Nareit FFO applicable to common shares	250,226	225,074	723,737	704,658
Distributions on dilutive convertible units and other	2,340	2,352	7,027	7,055
Diluted Nareit FFO applicable to common shares	$252,566	$227,426	$730,764	$711,713

Weighted average shares outstanding - diluted Nareit FFO	554,614	546,015	554,535	546,677

Impact of adjustments to Nareit FFO:
Transaction-related items	$49	$681	$2,993	$1,573
Other impairments (recoveries) and other losses (gains), net(2)	(602)	2,897	557	(5,874)
Restructuring and severance-related charges	—	—	1,368	—
Casualty-related charges (recoveries), net(3)	(367)	4,514	(610)	4,103
Total adjustments	(920)	8,092	4,308	(198)

FFO as Adjusted applicable to common shares	249,306	233,166	728,045	704,460
Distributions on dilutive convertible units and other	2,341	2,338	7,022	7,055
Diluted FFO as Adjusted applicable to common shares	$251,647	$235,504	$735,067	$711,515

Weighted average shares outstanding - diluted FFO as Adjusted	554,614	546,015	554,535	546,677

FFO as Adjusted applicable to common shares	$249,306	$233,166	$728,045	$704,460
Stock-based compensation amortization expense	3,434	4,614	10,966	14,635
Amortization of deferred financing costs	3,054	2,691	8,828	8,069
Straight-line rents(4)	(7,279)	(12,965)	(12,710)	(36,837)
AFFO capital expenditures	(24,031)	(24,358)	(66,264)	(75,103)
Deferred income taxes	(430)	(2,814)	(933)	(3,741)
Amortization of above (below) market lease intangibles, net	(5,626)	(5,876)	(20,267)	(17,528)
Other AFFO adjustments	(1,123)	(1,144)	(1,852)	(3,017)
AFFO applicable to common shares	217,305	193,314	645,813	590,938
Distributions on dilutive convertible units and other	2,340	1,649	7,026	4,945
Diluted AFFO applicable to common shares	$219,645	$194,963	$652,839	$595,883

Weighted average shares outstanding - diluted AFFO	554,614	544,190	554,535	544,852

6

Reconciliations

Funds From Operations
In thousands, except per share data

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Diluted earnings per common share	$0.12	$0.65	$0.43	$0.91
Depreciation and amortization	0.34	0.33	1.03	0.98
Loss (gain) on sales of depreciable real estate, net	—	0.01	(0.14)	(0.02)
Loss (gain) upon change of control, net(1)	—	(0.57)	0.00	(0.57)
Taxes associated with real estate dispositions	—	0.00	—	0.00
Diluted Nareit FFO per common share	$0.46	$0.42	$1.32	$1.30
Transaction-related items	0.00	0.00	0.01	0.00
Other impairments (recoveries) and other losses (gains), net(2)	(0.01)	0.00	0.00	(0.01)
Restructuring and severance-related charges	—	—	0.00	—
Casualty-related charges (recoveries), net(3)	0.00	0.01	0.00	0.01
Diluted FFO as Adjusted per common share	$0.45	$0.43	$1.33	$1.30
Stock-based compensation amortization expense	0.01	0.01	0.03	0.03
Amortization of deferred financing costs	0.01	0.00	0.02	0.02
Straight-line rents(4)	(0.01)	(0.02)	(0.02)	(0.07)
AFFO capital expenditures	(0.05)	(0.04)	(0.14)	(0.14)
Deferred income taxes	0.00	(0.01)	0.00	(0.01)
Amortization of above (below) market lease intangibles, net	(0.01)	(0.01)	(0.04)	(0.03)
Other AFFO adjustments	0.00	0.00	0.00	(0.01)
Diluted AFFO per common share	$0.40	$0.36	$1.18	$1.09
______________________________________
(1)The three and nine months ended September 30, 2022 include a gain upon change of control related to the sale of a 30% interest to a sovereign wealth fund and deconsolidation of seven previously consolidated lab buildings in South San Francisco, California. The gain upon change of control is included in other income (expense), net in the Consolidated Statements of Operations.
(2)The nine months ended September 30, 2022 includes the following, which are included in other income (expense), net in the Consolidated Statements of Operations: (i) a $23 million gain on sale of a hospital under a direct financing lease and (ii) $14 million of expenses incurred for tenant relocation and other costs associated with the demolition of an outpatient medical building. The three and nine months ended September 30, 2023 and 2022 include reserves and (recoveries) for expected loan losses recognized in impairments and loan loss reserves (recoveries), net in the Consolidated Statements of Operations.
(3)Casualty-related charges (recoveries), net are recognized in other income (expense), net and equity income (loss) from unconsolidated joint ventures in the Consolidated Statements of Operations.
(4)The nine months ended September 30, 2023 includes an $8.7 million write-off of straight-line rent receivable associated with Sorrento Therapeutics, Inc., which commenced voluntary reorganization proceedings under Chapter 11 of the U.S. Bankruptcy Code. This write-off is reflected as a reduction of rental and related revenues in the Consolidated Statements of Operations.

7

Reconciliations

Projected Future Operations(1)
Per share data

	Full Year 2023
	Low	High
Diluted earnings per common share	$0.53	$0.55
Real estate related depreciation and amortization	1.36	1.36
Healthpeak's share of real estate related depreciation and amortization from unconsolidated joint ventures	0.05	0.05
Noncontrolling interests' share of real estate related depreciation and amortization	(0.04)	(0.04)
Loss (gain) on sales of depreciable real estate, net	(0.16)	(0.16)
Noncontrolling interests' share of gain (loss) on sale of depreciable real estate, net	0.02	0.02
Diluted Nareit FFO per common share	$1.76	$1.78

Transaction-related items	0.01	0.01
Other impairments (recoveries) and other losses (gains), net	(0.01)	(0.01)
Diluted FFO as Adjusted per common share	$1.76	$1.78

Stock-based compensation amortization expense	$0.03	$0.03
Amortization of deferred financing costs	0.02	0.02
Straight-line rents	(0.06)	(0.06)
AFFO capital expenditures	(0.19)	(0.19)
Amortization of above (below) market lease intangibles, net	(0.05)	(0.05)
Other AFFO adjustments	0.01	0.01
Diluted AFFO per common share	$1.52	$1.54
______________________________________
(1)The foregoing projections reflect management's view of current and future market conditions as of October 30, 2023 including assumptions with respect to rental rates, occupancy levels, development items, and the earnings impact of the events referenced in our earnings press release that was issued on October 30, 2023. However, these projections do not reflect the impact of unannounced future transactions, except as described herein. Our actual results may differ materially from the projections set forth above. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

8

Reconciliations

Projected NOI(1)
In millions

For the projected year 2023 (low)

	Lab	Outpatient Medical	CCRC	Other	Corporate Adjustments	Total
Net income (loss)	$403	$229	$(31)	$26	$(311)	$318
Other income, costs, and expenses excluded from NOI(2)	245	238	141	(9)	305	916
NOI(3)	$649	$466	$109	$16	$(6)	$1,235
Non-SS NOI	(163)	(40)	1	(16)	6	(212)
SS NOI	$486	$426	$111	$—	$—	$1,022
Non-cash adjustments to SS NOI(4)	(20)	(12)	(1)	—	—	(31)
SS Cash (Adjusted) NOI	$465	$415	$110	$—	$—	$991
Non-SS cash NOI	147	37	(1)	16	(4)	195
Cash (Adjusted) NOI(5)	$613	$452	$109	$16	$(4)	$1,185

For the projected year 2023 (high)

	Lab	Outpatient Medical	CCRC	Other	Corporate Adjustments	Total
Net income (loss)	$410	$231	$(27)	$36	$(315)	$334
Other income, costs, and expenses excluded from NOI(2)	245	238	141	(9)	305	921
NOI(3)	$655	$468	$114	$27	$(10)	$1,255
Non-SS NOI	(165)	(40)	1	(27)	10	(221)
SS NOI	$490	$428	$115	$—	$—	$1,032
Non-cash adjustments to SS NOI(4)	(21)	(12)	(1)	—	—	(32)
SS Cash (Adjusted) NOI	$470	$417	$114	$—	$—	$1,001
Non-SS cash NOI	149	37	(1)	27	(18)	194
Cash (Adjusted) NOI(5)	$619	$454	$113	$27	$(18)	$1,195
______________________________________
(1)The foregoing projections reflect management's view of current and future market conditions as of October 30, 2023 including assumptions with respect to rental rates, occupancy levels, development items, and the earnings impact of the events referenced in our earnings press release that was issued on October 30, 2023. However, these projections do not reflect the impact of unannounced future transactions, except as described herein. Our actual results may differ materially from the projections set forth above. Except as otherwise required by law, management assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments. May not foot, cross foot, or recalculate due to rounding and adjustments made to SS high and low ranges reported by segments.
(2)Represents interest income, gain (loss) on sales of real estate, net, other income (expense), net, income tax benefit (expense), equity income (loss) from unconsolidated joint ventures (excluding NOI), interest expense, depreciation and amortization, general and administrative, transaction costs, and loss on debt extinguishments.
(3)The midpoint of the low and high projected year 2023 total NOI is $1.245 million.
(4)Represents straight-line rents, amortization of market lease intangibles, net, the deferral of community fees, net of amortization, management contract termination expense, actuarial reserves for insurance claims that have been incurred but not reported, and lease termination fees.
(5)The midpoint of the low and high projected year 2023 total Cash (Adjusted) NOI is $1.190 million.

9

Reconciliations

NOI(1)
In millions

For the year ended December 31, 2022

	Lab	Outpatient Medical	CCRC	Other	Corporate Adjustments	Total
Net income (loss)	$627	$210	$(37)	$19	$(303)	$516
Other income, costs, and expenses excluded from NOI(2)	(12)	239	140	(3)	303	667
NOI	$615	$448	$103	$17	$—	$1,183
Non-SS NOI	(117)	(33)	(7)	(17)	—	(174)
SS NOI	$498	$416	$96	$—	$—	$1,010
Non-cash adjustments to SS NOI(3)	(47)	(14)	2	—	—	(59)
SS Cash (Adjusted) NOI	$451	$402	$98	$—	$—	$951
Non-SS cash NOI	102	31	7	17	—	157
Cash (Adjusted) NOI	$553	$433	$105	$17	$—	$1,108
______________________________________
(1)May not foot, cross foot, or recalculate due to rounding and adjustments made to SS high and low ranges reported by segments.
(2)Represents interest income, gain (loss) on sales of real estate, net, other income (expense), net, income tax benefit (expense), equity income (loss) from unconsolidated joint ventures (excluding NOI), interest expense, depreciation and amortization, general and administrative, transaction costs, and loss on debt extinguishments. The year ended December 31, 2022 includes a $311 million gain upon change in control within the Lab segment.
(3)Represents straight-line rents, amortization of market lease intangibles, net, the deferral of community fees, net of amortization, management contract termination expense, actuarial reserves for insurance claims that have been incurred but not reported, and lease termination fees.

10

Reconciliations

Enterprise Gross Assets
In thousands

September 30, 2023
Consolidated total assets(1)	$15,602,534
Investments in and advances to unconsolidated joint ventures	(745,381)
Accumulated depreciation and amortization of real estate	3,498,077
Accumulated amortization of real estate intangibles	416,712
Accumulated depreciation and amortization of real estate assets held for sale	5,367
Consolidated Gross Assets	$18,777,309
Healthpeak's share of unconsolidated joint venture gross assets	973,612
Enterprise Gross Assets	$19,750,921
______________________________________
(1)Consolidated total assets represents total assets on the Consolidated Balance Sheet as of September 30, 2023 presented on page 7 within the Earnings Release and Supplemental Report for the quarter ended September 30, 2023.

Portfolio Investment
In thousands

	September 30, 2023
	Lab	Outpatient Medical	CCRC	Other	Total
Net real estate	$7,381,926	$4,077,941	$1,660,281	$—	$13,120,148
Real estate assets held for sale, net	—	8,080	—	—	8,080
Intangible assets, net	78,309	119,596	141,286	—	339,191
Accumulated depreciation and amortization of real estate	1,410,578	1,750,035	337,464	—	3,498,077
Accumulated amortization of real estate intangibles	77,803	143,517	195,392	—	416,712
Accumulated depreciation and amortization of real estate assets held for sale	—	5,367	—	—	5,367
Healthpeak's share of unconsolidated joint venture gross real estate assets	435,942	21,883	—	470,300	928,125
Fully depreciated and amortization real estate and intangibles assets	502,896	676,410	19,270	—	1,198,576
Leasing commissions and other	91,543	70,848	—	—	162,391
Debt investments	—	—	—	191,689	191,689
Land held for development	(693,558)	(4,676)	—	—	(698,234)
Real estate intangible liabilities, gross	(190,922)	(136,853)	—	—	(327,775)
Noncontrolling interests' share of consolidated joint venture real estate and related intangibles	(5,099)	(382,017)	—	—	(387,116)
Portfolio Investment	$9,089,418	$6,350,131	$2,353,693	$661,989	$18,455,231

11

Reconciliations

Revenues
In thousands

	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Lab	$207,795	$207,952	$205,464	$223,306	$226,059
Outpatient Medical	184,506	184,293	186,967	186,661	191,016
CCRC	122,142	125,873	127,084	130,184	133,808
Other	5,963	6,350	6,163	5,279	5,360
Total revenues	$520,406	$524,468	$525,678	$545,430	$556,243
Lab	—	—	—	—	—
Outpatient Medical	—	—	—	—	—
CCRC	4	—	137	47	—
Other	—	—	—	—	—
Government grant income	$4	$—	$137	$47	$—
Lab	—	—	—	—	—
Outpatient Medical	—	—	—	—	—
CCRC	—	—	—	—	—
Other	(5,963)	(6,350)	(6,163)	(5,279)	(5,360)
Less: Interest income	$(5,963)	$(6,350)	$(6,163)	$(5,279)	$(5,360)
Lab	2,938	4,285	2,165	1,928	2,425
Outpatient Medical	756	750	745	754	746
CCRC	—	—	—	—	—
Other	18,656	18,969	20,346	20,261	20,572
Healthpeak's share of unconsolidated joint venture real estate revenues	$22,350	$24,004	$23,256	$22,943	$23,743
Lab	—	—	—	—	—
Outpatient Medical	—	—	—	—	—
CCRC	—	47	—	—	—
Other	183	—	228	—	—
Healthpeak's share of unconsolidated joint venture government grant income	$183	$47	$228	$—	$—
Lab	(55)	(94)	(143)	(151)	(154)
Outpatient Medical	(8,968)	(8,986)	(8,963)	(8,665)	(8,735)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Noncontrolling interests' share of consolidated joint venture real estate revenues	$(9,023)	$(9,080)	$(9,106)	$(8,816)	$(8,889)
Lab	210,678	212,143	207,486	225,083	228,330
Outpatient Medical	176,294	176,057	178,749	178,749	183,027
CCRC	122,146	125,920	127,221	130,231	133,808
Other	18,839	18,969	20,574	20,261	20,572
Portfolio Real Estate Revenues	$527,957	$533,089	$534,030	$554,324	$565,737
Lab	(15,231)	(11,786)	(842)	(14,950)	(9,477)
Outpatient Medical	(4,780)	(5,631)	(4,470)	(4,685)	(4,223)
CCRC	—	—	—	—	—
Other	66	55	(8)	17	(5)
Non-cash adjustments to Portfolio Real Estate Revenues	$(19,945)	$(17,362)	$(5,320)	$(19,618)	$(13,705)

Continued

12

Reconciliations

Revenues
In thousands

	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Lab	195,447	200,357	206,644	210,133	218,854
Outpatient Medical	171,514	170,426	174,279	174,064	178,804
CCRC	122,146	125,920	127,221	130,231	133,808
Other	18,905	19,024	20,566	20,278	20,567
Portfolio Cash Real Estate Revenues	$508,012	$515,727	$528,710	$534,706	$552,033
Lab	15,231	11,786	842	14,950	9,477
Outpatient Medical	4,780	5,631	4,470	4,685	4,223
CCRC	—	—	—	—	—
Other	(66)	(55)	8	(17)	5
Non-cash adjustments to Portfolio Real Estate Revenues	$19,945	$17,362	$5,320	$19,618	$13,705
Lab	(30,695)	(32,558)	(35,238)	(43,185)	(48,767)
Outpatient Medical	(14,296)	(14,603)	(15,864)	(14,907)	(15,313)
CCRC	(4)	(47)	(137)	(232)	(205)
Other	(18,839)	(18,969)	(20,574)	(20,261)	(20,572)
Non-SS Portfolio Real Estate Revenues	$(63,834)	$(66,177)	$(71,813)	$(78,585)	$(84,857)
Lab	179,983	179,585	172,248	181,898	179,564
Outpatient Medical	161,998	161,454	162,885	163,842	167,714
CCRC	122,142	125,873	127,084	129,999	133,603
Other	—	—	—	—	—
Portfolio Real Estate Revenue - SS(1)	$464,123	$466,912	$462,217	$475,739	$480,881
Lab	(12,957)	(11,368)	744	(11,930)	(5,234)
Outpatient Medical	(4,437)	(5,263)	(4,196)	(4,285)	(3,888)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Non-cash adjustment to SS Portfolio Real Estate Revenues	$(17,394)	$(16,631)	$(3,452)	$(16,215)	$(9,122)
Lab	167,026	168,217	172,992	169,968	174,330
Outpatient Medical	157,561	156,191	158,689	159,557	163,826
CCRC	122,142	125,873	127,084	129,999	133,603
Other	—	—	—	—	—
Portfolio Cash Real Estate Revenue - SS(1)	$446,729	$450,281	$458,765	$459,524	$471,759

13

Reconciliations

Operating Expenses
In thousands

	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Lab	$55,162	$56,346	$57,566	$54,832	$60,268
Outpatient Medical	64,782	64,036	64,398	65,350	67,693
CCRC	100,264	100,110	101,124	101,655	104,773
Other	—	—	—	—	—
Operating expenses	$220,208	$220,492	$223,088	$221,837	$232,734
Lab	777	1,140	1,182	848	958
Outpatient Medical	313	265	305	288	301
CCRC	—	—	—	—	—
Other	14,599	14,828	15,006	14,618	15,439
Healthpeak's share of unconsolidated joint venture operating expenses	$15,689	$16,233	$16,493	$15,754	$16,698
Lab	(21)	(28)	(40)	(35)	(33)
Outpatient Medical	(2,558)	(2,431)	(2,595)	(2,409)	(2,474)
CCRC	—	—	—	—	—
Other	—	—	—	—	—
Noncontrolling interests' share of consolidated joint venture operating expenses	$(2,579)	$(2,459)	$(2,635)	$(2,444)	$(2,507)
Lab	55,918	57,458	58,708	55,645	61,193
Outpatient Medical	62,537	61,870	62,108	63,229	65,520
CCRC	100,264	100,110	101,124	101,655	104,773
Other	14,599	14,828	15,006	14,618	15,439
Portfolio Operating Expenses	$233,318	$234,266	$236,946	$235,147	$246,925
Lab	(10)	(8)	(10)	(7)	365
Outpatient Medical	(701)	(692)	(649)	(677)	(676)
CCRC	—	(2,299)	(50)	728	—
Other	(10)	8	13	27	22
Non-cash adjustments to Portfolio Operating Expenses	$(721)	$(2,991)	$(696)	$71	$(289)
Lab	55,908	57,450	58,698	55,638	61,558
Outpatient Medical	61,836	61,178	61,459	62,552	64,844
CCRC	100,264	97,811	101,074	102,383	104,773
Other	14,589	14,836	15,019	14,645	15,461
Portfolio Cash Operating Expenses	$232,597	$231,275	$236,250	$235,218	$246,636
Lab	10	8	10	7	(365)
Outpatient Medical	701	692	649	677	676
CCRC	—	2,299	50	(728)	—
Other	10	(8)	(13)	(27)	(22)
Non-cash adjustments to Portfolio Operating Expenses	$721	$2,991	$696	$(71)	$289
Lab	(8,392)	(9,634)	(9,164)	(8,980)	(10,333)
Outpatient Medical	(7,441)	(7,265)	(6,656)	(6,932)	(7,660)
CCRC	(350)	(341)	(446)	(445)	(537)
Other	(14,599)	(14,828)	(15,006)	(14,618)	(15,439)
Non-SS Portfolio Operating Expenses	$(30,782)	$(32,068)	$(31,272)	$(30,975)	$(33,969)
Continued

14

Reconciliations

Operating Expenses
In thousands

	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Lab	47,526	47,824	49,544	46,665	50,860
Outpatient Medical	55,096	54,605	55,452	56,297	57,860
CCRC	99,914	99,769	100,678	101,210	104,236
Other	—	—	—	—	—
Portfolio Operating Expenses - SS(1)	$202,536	$202,198	$205,674	$204,172	$212,956
Lab	(10)	(10)	(8)	(6)	(3)
Outpatient Medical	(665)	(655)	(615)	(645)	(643)
CCRC	—	(2,300)	(50)	728	—
Other	—	—	—	—	—
Non-cash adjustment to SS Portfolio Operating Expenses	$(675)	$(2,965)	$(673)	$77	$(646)
Lab	47,516	47,814	49,536	46,659	50,857
Outpatient Medical	54,431	53,950	54,837	55,652	57,217
CCRC	99,914	97,469	100,628	101,938	104,236
Other	—	—	—	—	—
Portfolio Cash Operating Expenses - SS(1)	$201,861	$199,233	$205,001	$204,249	$212,310

15

Reconciliations

Revenue	Operating Expenses
In thousands

Nine Months Ended September 30, 2023		Nine Months Ended September 30, 2023
Lab	$654,829	Lab	$172,666
Outpatient Medical	564,644	Outpatient Medical	197,442
CCRC	391,076	CCRC	307,551
Other	16,802	Other	—
Total revenues	$1,627,351	Operating expenses	$677,659
Lab	—	Lab	2,987
Outpatient Medical	—	Outpatient Medical	895
CCRC	184	CCRC	—
Other	—	Other	45,062
Government grant income	$184	Healthpeak's share of unconsolidated joint venture operating expenses	$48,944
Lab	—	Lab	(108)
Outpatient Medical	—	Outpatient Medical	(7,477)
CCRC	—	CCRC	—
Other	(16,802)	Other	—
Less: Interest income	$(16,802)	Noncontrolling interests' share of consolidated joint venture operating expenses	$(7,585)
Lab	6,519	Lab	175,545
Outpatient Medical	2,245	Outpatient Medical	190,860
CCRC	—	CCRC	307,551
Other	61,179	Other	45,062
Healthpeak's share of unconsolidated joint venture real estate revenues	$69,943	Portfolio Operating Expenses	$719,018
Lab	—	Lab	350
Outpatient Medical	—	Outpatient Medical	(2,005)
CCRC	—	CCRC	679
Other	229	Other	62
Healthpeak's share of unconsolidated joint venture government grant income	$229	Non-cash adjustments to Portfolio Operating Expenses	$(914)
Lab	(449)	Lab	175,895
Outpatient Medical	(26,364)	Outpatient Medical	188,855
CCRC	—	CCRC	308,230
Other	—	Other	45,124
Noncontrolling interests' share of consolidated joint venture real estate revenues	$(26,813)	Portfolio Cash Operating Expenses	$718,104
Lab	660,899	Lab	(350)
Outpatient Medical	540,525	Outpatient Medical	2,005
CCRC	391,260	CCRC	(679)
Other	61,408	Other	(62)
Portfolio Real Estate Revenues	$1,654,092	Non-cash Portfolio Cash Operating Expenses	$914
Lab	(25,268)	Lab	(33,690)
Outpatient Medical	(13,378)	Outpatient Medical	(25,214)
CCRC	—	CCRC	(1,428)
Other	3	Other	(45,062)
Non-cash adjustments to Portfolio Real Estate Revenues	$(38,643)	Non-SS Portfolio Operating Expenses	$(105,394)
Continued

16

Reconciliations

Revenue	Operating Expenses
In thousands

Nine Months Ended September 30, 2023		Nine Months Ended September 30, 2023
Lab	635,631	Lab	141,855
Outpatient Medical	527,148	Outpatient Medical	165,646
CCRC	391,260	CCRC	306,123
Other	61,411	Other	—
Portfolio Cash Real Estate Revenues	$1,615,450	Portfolio Operating Expenses - SS(1)	$613,624
Lab	25,268	Lab	(17)
Outpatient Medical	13,378	Outpatient Medical	(1,878)
CCRC	—	CCRC	678
Other	(3)	Other	—
Non-cash adjustments to Portfolio Real Estate Revenues	$38,643	Non-cash adjustment to SS Portfolio Operating Expenses	$(1,217)
Lab	(149,517)	Lab	141,838
Outpatient Medical	(55,323)	Outpatient Medical	163,768
CCRC	(574)	CCRC	306,801
Other	(61,408)	Other	—
Non-SS Portfolio Real Estate Revenue	$(266,822)	Portfolio Cash Operating Expenses - SS(1)	$612,407
Lab	511,382
Outpatient Medical	485,203
CCRC	390,686
Other	—
Portfolio Real Estate Revenue - SS(1)	$1,387,271
Lab	(15,831)
Outpatient Medical	(11,122)
CCRC	—
Other	—
Non-cash adjustment to SS Portfolio Real Estate Revenues	$(26,953)
Lab	495,551
Outpatient Medical	474,081
CCRC	390,686
Other	—
Portfolio Cash Real Estate Revenue - SS(1)	$1,360,318
______________________________________
(1)The property count used for Portfolio Real Estate Revenues - SS, Portfolio Cash Real Estate Revenues - SS, Portfolio Operating Expenses - SS, and Portfolio Cash Operating Expenses - SS differed for the three and nine months ended September 30, 2023.

17

Reconciliations

Net Income to Adjusted EBITDAre
In thousands

Three Months Ended September 30, 2023
Net income (loss)	$68,656
Interest expense	50,510
Income tax expense (benefit)	787
Depreciation and amortization	184,559
Other depreciation and amortization	2,119
Share of unconsolidated JV:
Interest expense	463
Income tax expense (benefit)	50
Depreciation and amortization	6,190
EBITDAre	$313,334
Transaction-related items(1)	36
Other impairments (recoveries) and losses (gains)(1)	(550)
Casualty-related charges (recoveries)(1)	(493)
Stock-based compensation amortization expense	3,434
Adjusted EBITDAre	$315,761

Adjusted Fixed Charge Coverage
In thousands

Three Months Ended September 30, 2023
Interest expense, including unconsolidated JV interest expense at share	50,973
Capitalized interest, including unconsolidated JV capitalized interest at share	15,151
Fixed Charges	$66,124

Adjusted Fixed Charge Coverage	4.8x
  ______________________________________
(1)This amount includes the corresponding line on the Funds From Operations reconciliation on page 6 of this document excluding the related tax impact included in the adjustment for income tax expense (benefit) above.

18

Reconciliations

Enterprise Debt and Net Debt
In thousands

September 30, 2023
Bank line of credit and commercial paper	$424,000
Term loans	496,603
Senior unsecured notes	5,401,461
Mortgage debt	342,349
Consolidated Debt	$6,664,413
Share of unconsolidated JV mortgage debt	39,976
Enterprise Debt	$6,704,389
Cash and cash equivalents	(63,478)
Share of unconsolidated JV cash and cash equivalents	(29,947)
Restricted cash	(50,449)
Share of unconsolidated JV restricted cash	(3,126)
Net Debt	$6,557,389

Financial Leverage
In thousands

September 30, 2023
Enterprise Debt	$6,704,389
Enterprise Gross Assets	19,750,921
Financial Leverage	33.9%

Secured Debt Ratio
In thousands

September 30, 2023
Mortgage debt	$342,349
Share of unconsolidated JV mortgage debt	39,976
Enterprise Secured Debt	$382,325
Enterprise Gross Assets	19,750,921
Secured Debt Ratio	1.9%

Net Debt to Adjusted EBITDAre
In thousands

Three Months Ended September 30, 2023
Net Debt	$6,557,389
Annualized Adjusted EBITDAre(1)	1,263,044
Net Debt to Adjusted EBITDAre	5.2x
  ______________________________________
(1)Represents the current quarter Adjusted EBITDAre multiplied by a factor of four.

19

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

Total Portfolio	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Net income (loss)	$357,986	$10,802	$134,507	$56,199	$68,656
Loss (income) from discontinued operations	1,298	(873)	—	—	—
Income (loss) from continuing operations	$359,284	$9,929	$134,507	$56,199	$68,656
Interest income	(5,963)	(6,350)	(6,163)	(5,279)	(5,360)
Interest expense	44,078	49,413	47,963	49,074	50,510
Depreciation and amortization	173,190	179,157	179,225	197,573	184,559
General and administrative	24,549	57,872	24,547	25,936	23,093
Transaction costs	728	3,217	2,425	637	36
Impairments and loan loss reserves (recoveries), net	3,407	3,326	(2,213)	2,607	(550)
Loss (gain) on sales of real estate, net	4,149	969	(81,578)	(4,885)	—
Other expense (income), net	(305,678)	587	(772)	(1,955)	(1,481)
Government grant income	4	—	137	47	—
Income tax expense (benefit)	(3,834)	(650)	302	1,136	787
Equity loss (income) from unconsolidated joint ventures	325	156	(1,816)	(2,729)	(2,101)
Healthpeak's share of unconsolidated joint venture NOI	6,844	7,818	6,991	7,189	7,045
Noncontrolling interests' share of consolidated joint venture NOI	(6,444)	(6,621)	(6,471)	(6,372)	(6,382)
Portfolio NOI	$294,639	$298,823	$297,084	$319,178	$318,812
Adjustment to Portfolio NOI	(19,224)	(14,371)	(4,624)	(19,688)	(13,416)
Portfolio Cash (Adjusted) NOI	$275,415	$284,452	$292,460	$299,490	$305,396
Interest income	5,963	6,350	6,163	5,279	5,360
Portfolio Income	$281,378	$290,802	$298,623	$304,769	$310,756
Interest income	(5,963)	(6,350)	(6,163)	(5,279)	(5,360)
Adjustment to Portfolio NOI	19,224	14,371	4,624	19,688	13,416
Non-SS Portfolio NOI	(33,052)	(34,109)	(40,541)	(47,611)	(50,887)
SS Portfolio NOI	$261,587	$264,714	$256,543	$271,567	$267,925
Non-cash adjustment to SS Portfolio NOI	(16,719)	(13,666)	(2,779)	(16,292)	(8,475)
SS Portfolio Cash (Adjusted) NOI	$244,868	$251,048	$253,764	$255,275	$259,450

Continued

20

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

Lab	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Net income (loss)	$393,487	$75,575	$133,258	$76,551	$88,337
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$393,487	$75,575	$133,258	$76,551	$88,337
Depreciation and amortization	70,141	74,697	75,582	93,235	78,646
Transaction costs	40	20	158	—	51
Loss (gain) on sales of real estate, net	—	112	(60,498)	—	—
Other expense (income), net	(311,912)	(7)	(4)	2	1
Equity loss (income) from unconsolidated joint ventures	877	1,209	(598)	(1,314)	(1,244)
Healthpeak's share of unconsolidated joint venture NOI	2,161	3,145	983	1,080	1,467
Noncontrolling interests' share of consolidated joint venture NOI	(34)	(66)	(103)	(116)	(121)
Portfolio NOI	$154,760	$154,685	$148,778	$169,438	$167,137
Adjustment to Portfolio NOI	(15,221)	(11,778)	(832)	(14,943)	(9,842)
Portfolio Cash (Adjusted) NOI(1)	$139,539	$142,907	$147,946	$154,495	$157,295
Adjustment to Portfolio NOI	15,221	11,778	832	14,943	9,842
Non-SS Portfolio NOI	(22,303)	(22,924)	(26,074)	(34,205)	(38,433)
SS Portfolio NOI	$132,457	$131,761	$122,704	$135,233	$128,704
Non-cash adjustment to SS Portfolio NOI	(12,947)	(11,358)	752	(11,924)	(5,231)
SS Portfolio Cash (Adjusted) NOI	$119,510	$120,403	$123,456	$123,309	$123,473

Outpatient Medical	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Net income (loss)	$47,663	$45,571	$71,064	$48,068	$48,906
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$47,663	$45,571	$71,064	$48,068	$48,906
Interest expense	1,964	1,970	1,920	1,924	1,947
Depreciation and amortization	70,917	71,983	71,158	71,722	72,736
Transaction costs	94	1,087	132	16	23
Loss (gain) on sales of real estate, net	(554)	235	(21,312)	—	—
Other expense (income), net	(154)	(354)	(204)	(235)	(78)
Equity loss (income) from unconsolidated joint ventures	(206)	(235)	(189)	(184)	(211)
Healthpeak's share of unconsolidated joint venture NOI	443	485	440	466	445
Noncontrolling interests' share of consolidated joint venture NOI	(6,410)	(6,555)	(6,368)	(6,256)	(6,261)
Portfolio NOI	$113,757	$114,187	$116,641	$115,521	$117,507
Adjustment to Portfolio NOI	(4,079)	(4,939)	(3,821)	(4,008)	(3,547)
Portfolio Cash (Adjusted) NOI(1)	$109,678	$109,248	$112,820	$111,513	$113,960
Adjustment to Portfolio NOI	4,079	4,939	3,821	4,008	3,547
Non-SS Portfolio NOI	(6,855)	(7,338)	(9,208)	(7,976)	(7,653)
SS Portfolio NOI	$106,902	$106,849	$107,433	$107,545	$109,854
Non-cash adjustment to SS Portfolio NOI	(3,772)	(4,608)	(3,581)	(3,640)	(3,244)
SS Portfolio Cash (Adjusted) NOI	$103,130	$102,241	$103,852	$103,905	$106,610

Continued

21

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

CCRC	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Net income (loss)	$(19,821)	$(10,097)	$(9,227)	$(5,514)	$(5,633)
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$(19,821)	$(10,097)	$(9,227)	$(5,514)	$(5,633)
Interest expense	1,887	1,881	1,816	1,823	1,830
Depreciation and amortization	32,132	32,477	32,485	32,616	33,177
Transaction costs	594	67	219	278	(85)
Other expense (income), net	7,086	1,435	667	(674)	(254)
Government grant income	4	—	137	47	—
Healthpeak's share of unconsolidated joint venture NOI	—	47	—	—	—
Portfolio NOI	$21,882	$25,810	$26,097	$28,576	$29,035
Adjustment to Portfolio NOI	—	2,299	50	(728)	—
Portfolio Cash (Adjusted) NOI(1)	$21,882	$28,109	$26,147	$27,848	$29,035
Adjustment to Portfolio NOI	—	(2,299)	(50)	728	—
Non-SS Portfolio NOI	346	294	309	213	332
SS Portfolio NOI	$22,228	$26,104	$26,406	$28,789	$29,367
Non-cash adjustment to SS Portfolio NOI	—	2,300	50	(728)	—
SS Portfolio Cash (Adjusted) NOI	$22,228	$28,404	$26,456	$28,061	$29,367

Other	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Net income (loss)	$(1,801)	$3,221	$9,173	$8,769	$6,503
Loss (income) from discontinued operations	—	—	—	—	—
Income (loss) from continuing operations	$(1,801)	$3,221	$9,173	$8,769	$6,503
Interest income	(5,963)	(6,350)	(6,163)	(5,279)	(5,360)
Impairments and loan loss (reserves) recoveries, net	3,407	3,326	(2,213)	2,607	(550)
Loss (gain) on sales of real estate, net	4,703	622	232	(4,885)	—
Other expense (income), net	—	(1)	—	19	53
Equity loss (income) from unconsolidated joint ventures	(346)	(818)	(1,029)	(1,231)	(646)
Healthpeak's share of unconsolidated joint venture NOI	4,240	4,141	5,568	5,643	5,133
Portfolio NOI	$4,240	$4,141	$5,568	$5,643	$5,133
Adjustment to Portfolio NOI	76	47	(21)	(9)	(27)
Portfolio Cash (Adjusted) NOI	$4,316	$4,188	$5,547	$5,634	$5,106
Interest income	5,963	6,350	6,163	5,279	5,360
Portfolio Income	$10,279	$10,538	$11,710	$10,913	$10,466
Interest income	(5,963)	(6,350)	(6,163)	(5,279)	(5,360)
Adjustment to Portfolio NOI	(76)	(47)	21	9	27
Non-SS Portfolio NOI	(4,240)	(4,141)	(5,568)	(5,643)	(5,133)
SS Portfolio NOI	$—	$—	$—	$—	$—
SS Portfolio Cash (Adjusted) NOI	$—	$—	$—	$—	$—

Continued

22

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

Corporate Non-Segment	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Net income (loss)	$(61,542)	$(103,468)	$(69,761)	$(71,675)	$(69,457)
Loss (income) from discontinued operations	1,298	(873)	—	—	—
Income (loss) from continuing operations	$(60,244)	$(104,341)	$(69,761)	$(71,675)	$(69,457)
Interest expense	40,227	45,562	44,227	45,327	46,733
General and administrative	24,549	57,872	24,547	25,936	23,093
Transaction costs	—	2,043	1,916	343	47
Other expense (income), net	(698)	(486)	(1,231)	(1,067)	(1,203)
Income tax expense (benefit)	(3,834)	(650)	302	1,136	787
Portfolio NOI	$—	$—	$—	$—	$—
______________________________________
(1)Portfolio Income and Portfolio Cash (Adjusted) NOI are the same for Lab, Outpatient Medical, and CCRC for all periods presented as there is no interest income related to such segments.

23

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

For the nine months ended September 30, 2023

	Lab	Outpatient Medical	CCRC	Other Non-reportable	Corporate Non-segment	Total
Net income (loss)	$298,145	$168,037	$(20,374)	$24,445	$(210,891)	$259,362
Loss (income) from discontinued operations	—	—	—	—	—	—
Income (loss) from continuing operations	$298,145	$168,037	$(20,374)	$24,445	$(210,891)	$259,362
Interest income	—	—	—	(16,802)	—	(16,802)
Interest expense	—	5,791	5,470	—	136,286	147,547
Depreciation and amortization	247,463	215,617	98,277	—	—	561,357
General and administrative	—	—	—	—	73,576	73,576
Transaction costs	209	171	412	—	2,306	3,098
Impairments and loan loss (reserves) recoveries, net	—	—	—	(156)	—	(156)
Loss (gain) on sales of real estate, net	(60,498)	(21,312)	—	(4,653)	—	(86,463)
Other expense (income), net	(1)	(517)	(260)	72	(3,502)	(4,208)
Government grant income	—	—	184	—	—	184
Income tax expense (benefit)	—	—	—	—	2,225	2,225
Equity loss (income) from unconsolidated joint ventures	(3,155)	(585)	—	(2,906)	—	(6,646)
Healthpeak's share of unconsolidated joint venture NOI	3,532	1,350	—	16,346	—	21,228
Noncontrolling interests' share of consolidated joint venture NOI	(341)	(18,887)	—	—	—	(19,228)
Portfolio NOI	$485,354	$349,665	$83,709	$16,346	$—	$935,074
Adjustment to NOI	(25,618)	(11,373)	(679)	(59)	—	(37,729)
Portfolio Cash (Adjusted) NOI	$459,736	$338,292	$83,030	$16,287	$—	$897,345
Interest Income	—	—	—	16,802	—	16,802
Portfolio Income	$459,736	$338,292	$83,030	$33,089	$—	$914,147
Interest income	—	—	—	(16,802)	—	(16,802)
Adjustment to NOI	25,618	11,373	679	59	—	37,729
Non-SS Portfolio NOI	(115,827)	(30,108)	854	(16,346)	—	(161,427)
SS Portfolio NOI(1)	$369,527	$319,557	$84,563	$—	$—	$773,647
Non-cash adjustment to SS Portfolio NOI	(15,813)	(9,244)	(678)	—	—	(25,735)
SS Portfolio Cash (Adjusted) NOI(1)	$353,714	$310,313	$83,885	$—	$—	$747,912
  ______________________________________
(1)The property count used for SS Portfolio NOI and SS Portfolio Cash (Adjusted) NOI differed for the three and nine months ended September 30, 2023 and 2022.

24

Reconciliations

Segment Portfolio NOI and Cash (Adjusted) NOI, Portfolio Income, and SS
In thousands

For the nine months ended September 30, 2022

	Lab	Outpatient Medical	CCRC	Other Non-reportable	Corporate Non-segment	Total
Net income (loss)	$544,530	$163,007	$(32,957)	$9,304	$(178,262)	$505,622
Loss (income) from discontinued operations	—	—	—	—	(2,011)	(2,011)
Income (loss) from continuing operations	$544,530	$163,007	$(32,957)	$9,304	$(180,273)	$503,611
Interest income	—	—	—	(16,950)	—	(16,950)
Interest expense	—	4,931	5,629	—	112,971	123,531
Depreciation and amortization	227,952	207,563	95,897	—	—	531,412
General and administrative	—	—	—	—	73,161	73,161
Transaction costs	367	168	658	—	443	1,636
Impairments and loan loss (reserves) recoveries, net	—	—	—	3,678	—	3,678
Loss (gain) on sales of real estate, net	(3,856)	(10,894)	—	4,703	—	(10,047)
Other expense (income), net	(311,932)	(12,354)	(55)	13	(2,527)	(326,855)
Government grant income	—	—	6,765	—	—	6,765
Income tax expense (benefit)	—	—	—	—	(3,775)	(3,775)
Equity loss (income) from unconsolidated joint ventures	(237)	(617)	(539)	(748)	—	(2,141)
Healthpeak's share of unconsolidated joint venture NOI	3,893	1,337	334	12,611	—	18,175
Noncontrolling interests' share of consolidated joint venture NOI	(115)	(18,846)	—	—	—	(18,961)
Portfolio NOI	$460,602	$334,295	$75,732	$12,611	$—	$883,240
Adjustment to NOI	(50,977)	(10,574)	—	120	—	(61,431)
Portfolio Cash (Adjusted) NOI	$409,625	$323,721	$75,732	$12,731	$—	$821,809
Interest Income	—	—	—	16,950	—	16,950
Portfolio Income	$409,625	$323,721	$75,732	$29,681	$—	$838,759
Interest income	—	—	—	(16,950)	—	(16,950)
Adjustment to NOI	50,977	10,574	—	(120)	—	61,431
Non-SS Portfolio NOI	(84,954)	(23,883)	(5,816)	(12,611)	—	(127,264)
SS Portfolio NOI(1)	$375,648	$310,412	$69,916	$—	$—	$755,976
Non-cash adjustment to SS Portfolio NOI	(36,641)	(9,678)	—	—	—	(46,319)
SS Portfolio Cash (Adjusted) NOI(1)	$339,007	$300,734	$69,916	$—	$—	$709,657
  ______________________________________
(1)The property count used for SS Portfolio NOI and SS Portfolio Cash (Adjusted) NOI differed for the three and nine months ended September 30, 2023 and 2022.

25

Reconciliations

Healthpeak's Share of Unconsolidated Joint Venture NOI
In thousands

Total Portfolio	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Equity income (loss) from unconsolidated joint ventures	$(325)	$(156)	$1,816	$2,729	$2,101
Depreciation and amortization	8,704	8,642	5,993	5,893	6,190
General and administrative	177	167	444	249	267
Loss (gain) on sales of real estate, net	239	45	—	—	—
Other expense (income), net	(2,069)	(861)	(1,478)	(1,917)	(1,558)
Income tax expense (benefit)	118	(19)	216	235	45
Healthpeak's share of unconsolidated joint venture NOI	$6,844	$7,818	$6,991	$7,189	$7,045

Lab	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Equity income (loss) from unconsolidated joint ventures	$(877)	$(1,209)	$598	$1,314	$1,244
Depreciation and amortization	3,709	5,037	1,521	1,415	1,568
General and administrative	123	160	345	209	220
Other expense (income), net	(794)	(843)	(1,481)	(1,858)	(1,565)
Healthpeak's share of unconsolidated joint venture NOI	$2,161	$3,145	$983	$1,080	$1,467

Outpatient Medical	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Equity income (loss) from unconsolidated joint ventures	$206	$235	$189	$184	$211
Depreciation and amortization	225	240	238	256	218
General and administrative	5	3	7	21	15
Income tax expense (benefit)	7	7	6	5	1
Healthpeak's share of unconsolidated joint venture NOI	$443	$485	$440	$466	$445

CCRC	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Equity income (loss) from unconsolidated joint ventures	$—	$—	$—	$—	$—
Loss (gain) on sales of real estate, net	—	45	—	—	—
Other expense (income), net	—	2	—	—	—
Healthpeak's share of unconsolidated joint venture NOI	$—	$47	$—	$—	$—

Other	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Equity income (loss) from unconsolidated joint ventures	$346	$818	$1,029	$1,231	$646
Depreciation and amortization	4,770	3,365	4,234	4,222	4,404
General and administrative	49	4	92	19	32
Other expense (income), net	(1,036)	(20)	3	(59)	7
Income tax expense (benefit)	111	(26)	210	230	44
Healthpeak's share of unconsolidated joint venture NOI	$4,240	$4,141	$5,568	$5,643	$5,133

26

Reconciliations

Healthpeak's Share of Unconsolidated Joint Venture NOI
In thousands

For the nine months ended September 30, 2023

	Lab	Outpatient Medical	CCRC	Other	Total
Equity income (loss) from unconsolidated joint ventures	$3,155	$585	$—	$2,906	$6,646
Depreciation and amortization	4,504	712	—	12,860	18,076
General and administrative	774	41	—	143	958
Other expense (income), net	(4,901)	—	—	(47)	(4,948)
Income tax expense (benefit)	—	12	—	484	496
Healthpeak's share of unconsolidated joint venture NOI	$3,532	$1,350	$—	$16,346	$21,228

For the nine months ended September 30, 2022

	Lab	Outpatient Medical	CCRC	Other	Total
Equity income (loss) from unconsolidated joint ventures	$237	$617	$539	$748	$2,141
Depreciation and amortization	5,245	672	—	13,132	19,049
General and administrative	123	30	—	126	279
Loss (gain) on sales of real estate, net	—	(2)	181	—	179
Other expense (income), net	(1,712)	—	(386)	(1,628)	(3,726)
Income tax expense (benefit)	—	20	—	233	253
Healthpeak's share of unconsolidated joint venture NOI	$3,893	$1,337	$334	$12,611	$18,175

27

Reconciliations

Noncontrolling Interests' Share of Consolidated Joint Venture NOI
In thousands

Total Portfolio	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Income (loss) from continuing operations attributable to noncontrolling interest	$4,016	$4,274	$15,555	$4,300	$4,442
Gain on sales of real estate, net	—	—	(11,546)	—	—
Depreciation and amortization	4,696	4,657	4,691	4,593	4,474
Other expense (income), net	82	69	113	40	6
Dividends attributable to noncontrolling interest	(2,350)	(2,379)	(2,342)	(2,561)	(2,540)
Noncontrolling interests' share of consolidated joint venture NOI	$6,444	$6,621	$6,471	$6,372	$6,382

Lab	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Income (loss) from continuing operations attributable to noncontrolling interest	$922	$1,000	$1,483	$1,078	$1,061
Gain on sales of real estate, net	—	—	(413)	—	—
Depreciation and amortization	13	31	37	52	52
Other expense (income), net	—	(35)	(103)	(84)	(91)
Dividends attributable to noncontrolling interest	(901)	(930)	(901)	(930)	(901)
Noncontrolling interests' share of consolidated joint venture NOI	$34	$66	$103	$116	$121

Outpatient Medical	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Income (loss) from continuing operations attributable to noncontrolling interest	$3,094	$3,274	$14,072	$3,032	$3,181
Gain on sales of real estate, net	—	—	(11,133)	—	—
Depreciation and amortization	4,683	4,626	4,654	4,541	4,422
Other expense (income), net	82	104	216	124	97
Dividends attributable to noncontrolling interest	(1,449)	(1,449)	(1,441)	(1,441)	(1,439)
Noncontrolling interests' share of consolidated joint venture NOI	$6,410	$6,555	$6,368	$6,256	$6,261

Corporate Non-segment	Three Months Ended
	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Income (loss) from continuing operations attributable to noncontrolling interest	$—	$—	$—	$190	$200
Dividends attributable to noncontrolling interest	—	—	—	(190)	(200)
Noncontrolling interests' share of consolidated joint venture NOI	$—	$—	$—	$—	$—

28

Reconciliations

Noncontrolling Interests' Share of Consolidated Joint Venture NOI
In thousands

For the nine months ended September 30, 2023

	Lab	Outpatient Medical	Corporate Non-segment	Total
Income (loss) from continuing operations attributable to noncontrolling interest	$3,622	$20,285	$390	$24,297
Gain on sales of real estate, net	(413)	(11,133)	—	(11,546)
Depreciation and amortization	141	13,617	—	13,758
Other expense (income), net	(277)	438	—	161
Dividends attributable to noncontrolling interest	(2,732)	(4,320)	(390)	(7,442)
Noncontrolling interests' share of consolidated joint venture NOI	$341	$18,887	$—	$19,228

For the nine months ended September 30, 2022

	Lab	Outpatient Medical	Corporate Non-segment	Total
Income (loss) from continuing operations attributable to noncontrolling interest	$2,784	$8,917	$—	$11,701
Gain on sales of real estate, net	—	(12)	—	(12)
Depreciation and amortization	59	14,041	—	14,100
Other expense (income), net	5	247	—	252
Dividends attributable to noncontrolling interest	(2,733)	(4,347)	—	(7,080)
Noncontrolling interests' share of consolidated joint venture NOI	$115	$18,846	$—	$18,961

29

Reconciliations

REVPOR CCRC(1)
In thousands, except per month data

	Three Months Ended
REVPOR CCRC	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Portfolio Cash Real Estate Revenues(2)	$122,146	$125,920	$127,221	$130,231	$133,808
Other adjustments to REVPOR CCRC(3)	—	(47)	—	(184)	(206)
REVPOR CCRC revenues	$122,146	$125,873	$127,221	$130,046	$133,603

Average occupied units/month	5,894	5,918	5,908	5,925	5,956
REVPOR CCRC per month(4)	$6,908	$7,090	$7,179	$7,317	$7,477

	Three Months Ended
REVPOR CCRC excluding NREF Amortization	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
REVPOR CCRC revenues	$122,146	$125,873	$127,221	$130,046	$133,603
NREF Amortization(5)	(19,706)	(21,260)	(19,887)	(20,287)	(20,762)
REVPOR CCRC revenues excluding NREF Amortization	$102,440	$104,612	$107,334	$109,759	$112,841

Average occupied units/month	5,894	5,918	5,908	5,925	5,956
REVPOR CCRC excluding NREF Amortization per month(4)	$5,794	$5,892	$6,056	$6,175	$6,315

	Three Months Ended
SS REVPOR CCRC	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
SS REVPOR CCRC revenues(6)	$122,143	$125,873	$127,084	$129,999	$133,603

SS average occupied units/month	5,894	5,918	5,908	5,925	5,956
SS REVPOR CCRC per month(4)	$6,908	$7,090	$7,171	$7,314	$7,477

	Three Months Ended
SS REVPOR CCRC excluding NREF Amortization	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
SS REVPOR CCRC revenues(6)	$122,143	$125,873	$127,084	$129,999	$133,603
NREF Amortization(5)	(19,706)	(21,260)	(19,887)	(20,287)	(20,762)
SS REVPOR CCRC revenues excluding NREF Amortization	$102,436	$104,612	$107,197	$109,712	$112,841

SS Average occupied units/month	5,894	5,918	5,908	5,925	5,956
SS REVPOR CCRC excluding NREF Amortization per month(4)	$5,794	$5,892	$6,049	$6,173	$6,315
_____________________________________
(1)May not foot due to rounding.
(2)See pages 12 and 13 of this document for a reconciliation of Portfolio Cash Real Estate Revenues.
(3)Includes revenue from facilities that are held for sale or sold, facilities in redevelopment or recently completed redevelopments that are not yet stabilized.
(4)Represents the quarter REVPOR CCRC divided by a factor of three.
(5)NREF amortization excludes a recently completed redevelopment that is not yet stabilized as it is already excluded from REVPOR CCRC revenues.
(6)See pages 12 and 13 of this document for a reconciliation of Portfolio Cash Real Estate Revenues - SS.

30

Reconciliations

REVPOR(1)
In thousands, except per month data

	Three Months Ended
REVPOR	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Portfolio Cash Real Estate Revenues(2)	$18,905	$19,024	$20,566	$20,278	$20,567
Other adjustments to REVPOR(3)	(2,371)	(2,423)	(2,532)	(2,365)	(2,456)
REVPOR revenues	$16,534	$16,601	$18,034	$17,914	$18,111

Average occupied units/month	1,289	1,302	1,297	1,303	1,320
REVPOR per month(4)	$4,276	$4,250	$4,633	$4,584	$4,573
______________________________________
(1)May not foot due to rounding.
(2)See pages 12 and 13 of this document for a reconciliation of Portfolio Cash Real Estate Revenues.
(3)Includes revenue for assets in redevelopment or recently completed redevelopments that are not yet stabilized.
(4)Represents the quarter REVPOR divided by a factor of three.

31

Reconciliations

Discontinued Operations Reconciliation
The results of discontinued operations during the three and nine months ended September 30, 2023 and 2022 are presented below and are included within the Income (loss) from discontinued operations line of the Consolidated Statements of Operations in the accompanying Earnings Release and Supplemental Report. In order to facilitate reconciliation of amounts through this Discussion and Reconciliation of Non-GAAP Financial Measures and the accompanying Earnings Release and Supplemental Report, detailed financial information for discontinued operations for the three and nine months ended September 30, 2023 and 2022 is presented below (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Resident fees and services	$—	$1,284	$—	$6,765
Total revenues	—	1,284	—	6,765
Costs and expenses:
Operating	—	1,334	—	6,451
Total costs and expenses	—	1,334	—	6,451
Other income (expense):
Gain (loss) on sales of real estate, net	—	(1,131)	—	1,361
Other income (expense), net	—	(7)	—	12
Total other income (expense), net	—	(1,138)	—	1,373
Income (loss) before income taxes and equity income (loss) from unconsolidated joint ventures	—	(1,188)	—	1,687
Income tax benefit (expense)	—	(110)	—	260
Equity income (loss) from unconsolidated joint ventures	—	—	—	64
Income (loss) from discontinued operations	$—	$(1,298)	$—	$2,011

32